Exhibit 99.1

                        SEPARATION AGREEMENT AND RELEASE
                        --------------------------------

     This Separation Agreement and Release (the "Agreement") is made as of the date last set forth below by and between Tier Technologies, Inc. (the "Company") and Jeffrey A. McCandless (the "Employee") (collectively the "parties").

     WHEREAS, the Employee entered into an employment agreement with the Company dated July 2, 2003 (the "Employment Agreement");

     WHEREAS, the parties have mutually agreed to resolve the Employee's separation from the Company and establish the terms of the Employee's severance arrangement; and

     WHEREAS, the parties wish to enter into this Agreement that will terminate and supercede the Employment Agreement and the Nondisclosure and Proprietary/Confidential Information Non-Competition Agreement the Employee executed on October 23, 2003 (the "Nondisclosure Agreement");

     NOW, THEREFORE, in consideration of the promises and conditions set forth herein, the sufficiency of which is hereby acknowledged, the Company and the Employee agree as follows:

     1. Separation Date. The Employee's effective date of separation from the Company will be April 4, 2005, or two (2) weeks following the first day of employment of the Company's new Chief Financial Officer, whichever is later (the "Separation Date").

     2. Duties and Compensation During Transition Period. During the period beginning on March 10, 2005 and ending on April 4, 2005, or two (2) weeks following the first day of employment of the Company's new Chief Financial Officer, whichever is later (the "Transition Period"), the Employee shall remain employed by the Company and shall receive the same salary, vacation and other benefits he is currently receiving; provided, however, that the Employee shall not be eligible for or have any right to any bonus or pro-rata portion of any bonus for fiscal year 2005, including, but not limited to, any bonus under the Tier Technologies, Inc. Incentive Compensation Plan adopted January 22, 2001. The Employee shall also retain his current accrued, unused vacation balance, if any. The Employee shall be allowed to continue to reside in the Company's corporate apartment at 2358 Cove Circle, #302, Herndon, Virginia, under the terms and conditions set forth in the Woodland Park Apartment Lease throughout the Transition Period. The Employee must vacate the corporate apartment within seven (7) days after the Separation Date.

     In exchange for such salary and benefits, the Employee agrees that he shall use his best efforts to perform projects and tasks associated with the orderly and successful transition of his duties and responsibilities to other employees, as directed by James R. Weaver, Chairman, Chief Executive Officer and President of the Company. The Employee will continue to serve as the Chief Financial Officer during the Transition Period or in such other capacity as the Company may determine in its sole discretion. Without limiting the generality of the foregoing, the Employee agrees during the Transition Period, or such portion thereof as he remains the Company's Chief Financial Officer, to cooperate in the preparation of, and to sign in such capacity, all required SEC filings and all certifications required to be included therein. Moreover, the Employee must comply with all rules, policies and practices of the Company and any additional directions or instructions provided to him by Mr. Weaver throughout the Transition Period. During the Transition Period, the Employee shall continue to perform his duties at the offices of the Company during the Company's regular business hours; provided, however, that the Company shall permit the Employee a reasonable amount of time during the Transition Period to engage in activities associated with the Employee's search for other employment.

     3. Stock Options. Each option to purchase shares of the Company's Class B Common Stock under the Company's Amended and Restated 1996 Equity Incentive Plan (the "Plan") held by the Employee (collectively, the "Options") shall continue to be governed by the Plan and the terms of its respective option agreement between the Employee and the Company.

     4. Consideration. In return for the execution of this Agreement and the execution of the Release Agreement attached as Exhibit A hereto (the "Release Agreement"), and provided that the Employee has complied with all conditions set forth in this Agreement, the Company agrees to provide the Employee with the following consideration (the "Consideration"):

     (a) Continued Employment. The Company agrees that it shall permit the Employee to remain employed by the Company through the Separation Date, subject to the terms and conditions set forth in Section 2 above.

     (b) Severance Pay. The Company agrees to pay the Employee as severance pay eighty-three thousand three hundred thirty-three dollars and thirty-three cents ($83,333.33.00), less all applicable state and federal taxes and withholdings, which represents three (3) months of the Employee's current base salary. This severance pay shall be paid as salary continuation in accordance with the Company's normal payroll procedures, with payment to commence following the eighth (8th) day after execution of the Release Agreement, provided that the Employee does not revoke the Release Agreement and has complied with all of the terms and conditions of this Agreement.

     5. Execution of this Agreement and the Release Agreement. The Company advises the Employee to consult with an attorney of his own choosing before signing this Agreement and the Release Agreement. The Employee must execute this Agreement by close of business on March 9, 2005. The Employee must execute the Release Agreement after close of business on the Separation Date and provide an executed copy to Mr. Weaver. The Employee acknowledges that he may not execute the Release Agreement prior to close of business on the Separation Date. The Employee also acknowledges that the Consideration described herein is adequate and sufficient Consideration for entering into this Agreement and the Release Agreement.

     6. Release. In exchange for the Consideration, which the Employee acknowledges he would not otherwise be entitled to receive, the Employee hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Company, its officers, directors, stockholders, affiliates, subsidiaries, parent companies, agents and employees (each in their individual and corporate capacities) (hereinafter, the "Released Parties") from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys' fees and costs), of every kind and nature that the Employee ever had or now has against any or all of the Released Parties, including, but not limited to, all claims arising out of his employment with and/or separation from the Company including, but not limited to, all employment discrimination claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. ss. 2000e et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. ss. 12101 et seq., the Family and Medical Leave Act, 29 U.S.C. ss. 2601 et seq., the California Fair Employment and Housing Act, Cal. Gov't Code ss. 12900 et seq., the California Family Rights Act, Cal. Gov't Code ss. 12945.2 and ss. 19702.3, the California Equal Pay Law, Cal. Lab. Code ss. 1197.5 et seq., the Unruh Civil Rights Act, Cal. Civil Code ss. 51 et seq., the California Family and Medical Leave Law, Cal. Lab. Code ss. 233, ss. 7291.2 and ss. 7291.16, the Virginia Human Rights Act, Va. Code ss. 2.2-3900 et seq., Va. Code Ann. ss. 51.5-40 et seq. (Virginia rights of persons with disabilities law), Va. Code ss. 40.1-28.6 (Virginia equal pay law) and Va. Code ss.ss. 40.1-51.2:1 et seq. and 40.1-51.4:5 (Virginia whistleblower protection law), all as amended, all claims arising out of the Fair Credit Reporting Act, 15 U.S.C. ss. 1681 et seq. and the Employee Retirement Income Security Act of 1974 ("ERISA"), 29 U.S.C. ss. 1001 et seq., all as amended, all common law claims including, but not limited to, actions in tort, defamation and breach of contract (including, without limitation, claims arising out of or related to the Employment Agreement and the Nondisclosure Agreement), all claims to any non-vested ownership interest in the Company, contractual or otherwise, including, but not limited to, claims to stock or stock options, and any claim or damage arising out of the Employee's employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that nothing in this Agreement prevents the Employee from filing, cooperating with, or participating in any proceeding before the EEOC or a state Fair Employment Practices Agency (except that the Employee acknowledges and understands that he may not be able to recover any monetary benefits in connection with any such claim, charge or proceeding).

     7. Section 1542 Waiver. The Employee understands and agrees that the claims released in Section 6 above include not only claims presently known to him, but also include all unknown or unanticipated claims, rights, demands, actions, obligations, liabilities and causes of action of every kind and character that would otherwise come within the scope of the released claims as described in
Section 6. The Employee understands that he may hereafter discover facts different from what he now believes to be true, which if known, could have materially affected this Agreement, but he nevertheless waives any claims or rights based on different or additional facts. The Employee knowingly and voluntarily waives any and all rights or benefits that he may now have, or in the future may have, under the terms of Section 1542 of the Civil Code of the State of California, which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OF OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     8. Nonsolicitation and Confidential Information. The Employee acknowledges and agrees that:

     (a) Nonsolicitation. For the period of one (1) year from the date of termination of the Employee's employment for any reason, the Employee shall not, directly or indirectly:

     (i) employ or solicit for employment any person whom the Employee knows to be an employee of the Company or any subsidiary of the Company or induce or attempt to induce any such person to terminate his or her employment with the Company or such subsidiary; or

     (ii) seek in competition with the Company to procure orders from or do business with, or procure directly or indirectly any other person to procure orders from or do business with, any person or entity who has been a customer of the Company at any time.

     (b) Confidential Information.

     (i) The Employee acknowledges that the Confidential Information (as defined below) of the Company is valuable, special and unique to the Company, that the Company depends on such Confidential Information and that the Company wishes to protect such Confidential Information by keeping it confidential for the use and benefit of the Company. Based on the foregoing, the Employee undertakes:

     (A) to keep any and all Confidential Information in trust for the use and benefit of the Company;

     (B) except as required by the Employee's duties hereunder or as may be authorized in writing by the Company, not at any time during and after the termination of the Employee's employment for any reason to disclose or use, directly or indirectly, any Confidential Information of the Company;

     (C) to take all reasonable steps necessary or reasonably requested by the Company to ensure that all Confidential Information of the Company is kept confidential for the use and benefit of the Company; and

     (D) upon termination of the Employee's employment with the Company or at any other time the Company may request, to promptly deliver to the Company all materials constituting Confidential Information (including all copies thereof) that are in the Employee's possession or under the Employee's control.

     (ii) For purposes of this Section 8, "Confidential Information" means any and all information developed by or for the Company of which the Employee gained knowledge by reason of the Employee's employment with the Company that is not generally known in the industry in which the Company is or may become engaged. Confidential Information includes, but is not limited to, any and all information, processes, ideas or know-how that: (A) are not generally known in the industry; (B) the Company considers confidential; (C) gives the Company a competitive advantage; (D) affects or relates to the Company, its business or its methods of operation; (E) are developed by or for the Company or customers of the Company concerning plans, marketing and sales methods, materials, processes, business forms, procedures, devices used by the Company or contractors or customers with which the Company has dealt or (F) is confidential information of third-party customers, contractors or other parties and that is in the Company's possession. Examples of Confidential Information include, but are not limited to, computer program listings, source code and object code, customer lists, marketing information, financial information, business strategies, project information, price lists, cost information, business forms, financial records, product design, contents, formulae, packaging, marketing or anything related to the unique character or products of the Company's business, plans for development of new products, services and expansion into new areas or markets, internal operations and any trade secrets and proprietary information of any type owned by the Company together with all written, graphic and other materials relating to all or any part of the same. In the event the Employee is unsure whether certain information is Confidential Information within the scope of this Agreement, the Employee will treat that information as Confidential Information unless and until he is informed in writing by the Company to the contrary.

     (iii) The Employee agrees that he shall not, by virtue of his association with the Company, acquire any rights in any Confidential Information, good will or other asset or property of the Company, whether tangible or intangible, and regardless of whether created by the Employee. If any such rights become vested in the Employee by operation of law or otherwise, the Employee agrees to assign the same to the Company without further consideration immediately upon the Company's request.

     (iv) The Employee understands and agrees that (A) any and all of his work product created, or in the process of being created, during hours the Employee is performing services for the Company and/or any and all of his work product created, or in the process of being created, outside hours the Employee is performing services for the Company, but which is related to the Company's Confidential Information, is and shall remain the property of the Company; (B) all proprietary rights therein shall be held by the Company; and (C) the Employee shall assist in all reasonable efforts to protect such rights for the Company, to transfer such rights to the Company and to verify that such rights are owned by the Company.

     (v) Confidential Information shall not be deemed to include the following:
(A) information that becomes available to the public other than through breach of this Agreement or (B) information that is lawfully received by the Employee from a third party without misappropriation or breach of this Agreement.

     (c) Interpretation. If the Employee violates the provisions of Section 8(a) of this Agreement, the Employee shall continue to be bound by the restrictions set forth in such section until a period of one (1) year has expired without any violation of such provisions. If any restriction set forth in this Section 8 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

     (d) The provisions of this Section 8 shall survive the termination of this Agreement and shall apply if the Employee's employment is terminated on the Separation Date pursuant to this Agreement or on any another date.

     9. Return of Company Property. The Employee confirms that on or before the Separation Date, he shall return to the Company in good working order all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software and printers, wireless handheld devices, cellular phones and pagers), Company identification, Company vehicles and any other Company-owned property in his possession or control and shall leave intact all electronic Company documents, including, but not limited to, those that he developed or helped to develop during his employment. The Employee further confirms that on or before the Separation Date, he will have cancelled all accounts for his benefit, if any, in the Company's name, including, but not limited to, credit cards, telephone charge cards, cellular phone and/or pager accounts and computer accounts.

     10. Mutual Nondisparagement. The Employee understands and agrees that as a condition for payment to him of the Consideration described herein, he will not make any false, disparaging or derogatory statements to any media outlet, industry group, public and private investment community, financial institution or current or former employee, consultant, client or customer of the Company or any other entity or person regarding the Company or any of its officers, directors, agents, consultants, employees, customers or suppliers or about the Company's business affairs or financial condition. Likewise, the Company agrees to direct its officers and directors not to make any false, disparaging or derogatory statements to any media outlet, industry group, public and private investment community, financial institution or current or former employee, consultant, client or customer of the Company or any other entity or person regarding the Employee. Notwithstanding anything in this section to the contrary, nothing in this section shall prohibit either party from making any accurate statement as required by law or regulation.

     11. Confidentiality. The parties agree that, to the extent permitted by law, the contents of the negotiations and discussions resulting in this Agreement, shall be maintained as confidential by the parties and their agents and representatives and shall not be disclosed except to the extent required by federal or state law or regulation or to defend the Company; provided, however, that nothing herein shall be construed as preventing the Employee from disclosing that he is bound by the restrictions contained in Section 8 of this Agreement. Provided further that the parties acknowledge that the Company is required to file this Agreement as an exhibit to its public filings with the Securities Exchange Commission.

     12. Nature of Agreement. The Employee understands and agrees that this Agreement is a severance and settlement agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.

     13. Amendment. This Agreement shall be binding upon the parties and may not be modified in any manner except by an instrument in writing of concurrent or subsequent date signed by a duly authorized representative of the parties hereto. This Agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

     14. Waiver of Rights. No delay or omission by the Company in exercising any rights under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.

     15. Validity. Should any provision of this Agreement be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement.

     16. Employee Acknowledgment and Equitable Remedies. The Employee acknowledges that the restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and considers the restrictions to be reasonable for such purpose. The Employee agrees that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and that therefore, in the event of any such breach, the Employee agrees that the Company, in addition to such other remedies that may be available, shall be entitled to specific performance and other injunctive relief without posting a bond.

     17. Applicable Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia, without regard to conflict of laws provisions. The Employee hereby irrevocably submits to the jurisdiction of the courts of the Commonwealth of Virginia, or if appropriate, a federal court located in the Commonwealth of Virginia (which courts, for purposes of this Agreement, are the only courts of competent jurisdiction), over any suit, action or other proceeding arising out of, under or in connection with this Agreement or its subject matter.

     18. Acknowledgments. The Employee acknowledges that he has been given a reasonable amount of time to consider this Agreement and that he was advised to consult with an attorney of his own choosing prior to signing this Agreement.

     19. Voluntary Assent. The Employee affirms that no other promises or agreements of any kind have been made to or with him by any person or entity whatsoever to cause him to sign this Agreement, and that he fully understands the meaning and intent of this Agreement. The Employee states and represents that he has had an opportunity to fully discuss and review the terms of this Agreement with an attorney. The Employee further states and represents that he has carefully read this Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

     20. Entire Agreement. This Agreement, including Exhibit A hereto, contains and constitutes the entire understanding and agreement between the parties hereto with respect to severance and settlement and terminates and supersedes all previous oral and written negotiations, agreements, commitments and writings in connection therewith, including, but not limited to, the Employment Agreement and the Nondisclosure Agreement. Nothing in this section, however, shall modify, cancel or supersede any obligations the Employee has under the Plan and any option agreement between the Company and the Employee under the Plan.

     21. Recital Paragraphs. The recital paragraphs at the beginning of this Agreement are incorporated by reference as if fully set forth herein.

     22. Counterparts. This Agreement may be executed in two (2) signature counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, all parties have set their hand and seal to this Agreement as of the date set forth below.

                                TIER TECHNOLOGIES, INC.


                                By:      /s/ James R. Weaver
                                         ---------------------------------------
                                         James R. Weaver
                                         Chairman, Chief Executive Officer and
                                         President


                                Dated:
                                         ---------------------------------------

JEFFREY A. MCCANDLESS



--------------------------
Dated:
      --------------------

                                                                       Exhibit A
                                                                       ---------

                                RELEASE AGREEMENT
                                -----------------

     This Release Agreement (the "Release Agreement") is made by and between Tier Technologies, Inc. (the "Company") and Jeffrey A. McCandless (the "Employee").

     1. Release. In exchange for the Consideration (as defined in the Separation Agreement and Release between the parties (the "Agreement")) set forth in the Agreement, the Employee hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Company, its officers, directors, stockholders, affiliates, subsidiaries, parent companies, agents and employees (each in their individual and corporate capacities) (hereinafter, the "Released Parties") from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys' fees and costs), of every kind and nature that the Employee ever had or now has against any or all of the Released Parties, including, but not limited to, all claims arising out of his employment with and/or separation from the Company including, but not limited to, all employment discrimination claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. ss. 2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C. ss. 621 et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. ss. 12101 et seq., the Family and Medical Leave Act, 29 U.S.C. ss. 2601 et seq., the California Fair Employment and Housing Act, Cal. Gov't Code ss. 12900 et seq., the California Family Rights Act, Cal. Gov't Code ss. 12945.2 and ss. 19702.3, the California Equal Pay Law, Cal. Lab. Code ss. 1197.5 et seq., the Unruh Civil Rights Act, Cal. Civil Code ss. 51 et seq., the California Family and Medical Leave Law, Cal. Lab. Code ss. 233, ss. 7291.2 and ss. 7291.16, the Virginia Human Rights Act, Va. Code ss. 2.2-3900 et seq., Va. Code Ann. ss. 51.5-40 et seq. (Virginia rights of persons with disabilities law), Va. Code ss. 40.1-28.6 (Virginia equal pay law) and Va. Code ss.ss. 40.1-51.2:1 et seq. and 40.1-51.4:5 (Virginia whistleblower protection law), all as amended, all claims arising out of the Fair Credit Reporting Act, 15 U.S.C. ss. 1681 et seq. and the Employee Retirement Income Security Act of 1974 ("ERISA"), 29 U.S.C. ss. 1001 et seq., all as amended, all common law claims including, but not limited to, actions in tort, defamation and breach of contract (including, without limitation, claims arising out of or related to the Employment Agreement and the Nondisclosure Agreement (as defined in the Agreement)), all claims to any ownership interest in the Company, contractual or otherwise, including, but not limited to, claims to stock or stock options, and any claim or damage arising out of the Employee's employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that nothing in this Release Agreement prevents the Employee from filing, cooperating with, or participating in any proceeding before the EEOC or a state Fair Employment Practices Agency (except that the Employee acknowledges and understands that he may not be able to recover any monetary benefits in connection with any such claim, charge or proceeding).

     2. Section 1542 Waiver. The Employee understands and agrees that the claims released in Section 1 above include not only claims presently known to him, but also include all unknown or unanticipated claims, rights, demands, actions, obligations, liabilities, and causes of action of every kind and character that would otherwise come within the scope of the released claims as described in
Section 1. The Employee understands that he may hereafter discover facts different from what he now believes to be true, which if known, could have materially affected this Release Agreement, but he nevertheless waives any claims or rights based on different or additional facts. The Employee knowingly and voluntarily waives any and all rights or benefits that he may now have, or in the future may have, under the terms of Section 1542 of the Civil Code of the State of California, which provides as follows:

               A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OF OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     3. Continuing Obligations. The Employee acknowledges his obligations under
Section 8 of the Agreement, including, but not limited to, his obligation to keep confidential all non-public information concerning the Company that he acquired during the course of his employment with the Company and his obligation not to solicit customers or employees of the Company, which obligations remain in full force and effect.

     4. Return of Company Property. The Employee confirms that he has returned to the Company in good working order all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software and printers, wireless handheld devices, cellular phones and pagers), Company identification, Company vehicles and any other Company-owned property in his possession or control and has left intact all electronic Company documents, including, but not limited to, those that he developed or helped to develop during his employment. The Employee further confirms that he has cancelled all accounts for his benefit, if any, in the Company's name, including, but not limited to, credit cards, telephone charge cards, cellular phone and/or pager accounts and computer accounts.

     5. Business Expenses and Final Compensation. The Employee acknowledges that he has been reimbursed by the Company for all business expenses submitted to date which were incurred in conjunction with the performance of his employment and that no other reimbursements are owed to him. Additionally, the Employee has 30 days from the Separation Date to file for reimbursement of all reasonable business related expenses that are incurred prior to the Separation Date and submitted after execution of this Release Agreement, and Company agrees to reimburse Employee for such expenses pursuant to the Company's expense policy. The Employee further acknowledges that he has received payment in full for all services rendered to the Company and that no other wages, bonuses, relocation expenses, severance pay or other compensation is owed to him except for the Consideration described herein.

     6. Amendment. This Release Agreement shall be binding upon the parties and may not be modified in any manner except by an instrument in writing of concurrent or subsequent date signed by a duly authorized representative of the parties hereto. This Release Agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

     7. Waiver of Rights. No delay or omission by the Company in exercising any rights under this Release Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.

     8. Validity. Should any provision of this Release Agreement be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release Agreement.

     9. Applicable Law. This Release Agreement shall be governed by the laws of the Commonwealth of Virginia, without regard to conflict of laws provisions. The Employee hereby irrevocably submits to the jurisdiction of the courts of the Commonwealth of Virginia, or if appropriate, a federal court located in the Commonwealth of Virginia (which courts, for purposes of this Release Agreement, are the only courts of competent jurisdiction), over any suit, action or other proceeding arising out of, under or in connection with this Release Agreement or its subject matter.

     10. Acknowledgments. The Employee acknowledges that he has been given at least twenty-one (21) days to consider this Release Agreement and that the Company advised the Employee to consult with an attorney of his own choosing prior to signing it. The Employee understands that he must sign and return this Release Agreement to Mr. James R. Weaver after close of business on the Separation Date (as defined in the Agreement) in order to be eligible for the Consideration described herein. The Employee also understands that he may not execute this Release Agreement prior to close of business on the Separation Date. The Employee understands that he may revoke this Release Agreement for a period of seven (7) days after he signs it, and that it shall not be effective or enforceable until the expiration of this seven (7) day revocation period.

     11. Voluntary Assent. The Employee affirms that no other promises or agreements of any kind have been made to or with him by any person or entity whatsoever to cause him to sign this Release Agreement, and that he fully understands the meaning and intent of this Release Agreement. The Employee states and represents that he has had an opportunity to fully discuss and review the terms of this Release Agreement with an attorney. The Employee further states and represents that he has carefully read this Release Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

     12. Entire Agreement. This Release Agreement, including the Agreement to which it is attached, contains and constitutes the entire understanding and agreement between the parties hereto with respect to severance and settlement and supersedes and terminates all previous oral and written negotiations, agreements, commitments and writings in connection therewith, including, but not limited to, the Employment Agreement and the Nondisclosure Agreement. Nothing in this section shall, however, modify, cancel or supersede any obligations the Employee has under Section 3 of this Release Agreement or under the Plan (as defined in the Agreement) and any option agreement between the Company and the Employee under the Plan.

     13. Counterparts. This Release Agreement may be executed in two (2) signature counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, all parties have set their hand and seal to this Release Agreement as of the date set forth below.

                           TIER TECHNOLOGIES, INC.


                           By:
                                    --------------------------------------------
                                    James R. Weaver
                                    Chairman, Chief Executive Officer and
                                    President


                           Dated:
                                    --------------------------------------------

JEFFREY A. MCCANDLESS



------------------------

Dated:
      ------------------